UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2022

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number
1-16305		91-1969407

PUGET ENERGY, INC.

A Washington Corporation

355 110th Ave NE

Bellevue, Washington 98004

425-454-6363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

On March 17, 2022, Puget Energy, Inc. (the “Company”) entered into a Seventh Supplemental Indenture (the “Supplemental Indenture”) to the Indenture dated as of December 6, 2010 (the “Base Indenture” and together with the Supplemental Indenture the “Indenture”), with Computershare Trust Company, National Association, as successor trustee to Wells Fargo Bank, National Association, pursuant to which the Company issued $450 million principal amount of 4.224% senior secured notes due 2032 (the “Notes”). The Company intends to use the proceeds from this offering to repay at maturity $450 million in aggregate principal amount of the Company’s 5.625% senior secured notes due July 15, 2022 and for general corporate purposes. The Notes mature on March 15, 2032, and accrue interest at 4.224% per annum, payable semiannually in arrears on March 15 and September 15 of each year, commencing on September 15, 2022.

The Notes are secured by substantially all of the Company’s assets, which consists primarily of the equity interests it holds in its wholly owned subsidiary, Puget Sound Energy, Inc., and will rank pari passu in right of payment, to the extent of the value of the collateral securing the Notes, with all of the Company’s existing and future senior secured indebtedness.

At any time prior to December15, 2031, the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semiannual basis at the Treasury Rate plus 35 basis points. At any time on or after December 15, 2031, the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

Upon the occurrence of a change of control repurchase event (as defined in the Indenture), each holder of Notes will have the right to require the Company to repurchase such holder’s Notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof, plus any accrued and unpaid interest to the date of purchase.

The Indenture contains covenants limiting the Company’s ability and the Company’s subsidiaries’ ability to create certain liens, enter into sale and lease-back transactions, and consolidate or merge with, or convey, transfer or lease all or substantially all the Company’s assets to, another person. However, each of these covenants is subject to certain exceptions.

The Notes were registered pursuant to a registration statement (Registration No. 333-263015) on Form S-3 under the Securities Act of 1933 that the Company filed on February 25, 2022 and was declared effective on March 10, 2022 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Notes that the Company filed with the Commission on March 14, 2022.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Supplemental Indenture (including the form of Note attached thereto), a copy of which is filed as Exhibit 4.1 to this Report. The foregoing description of the Notes and the Indenture is also qualified in its entirety by reference to the Base Indenture, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Underwriting Agreement

On March 14, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., and each of the other underwriters named in Schedule A thereto in connection with the public offering of the Notes. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Seventh Supplemental Indenture dated March 17, 2022 relating to Puget Energy’s 4.224% Senior Secured Notes due 2032

4.2	Indenture dated December 6, 2010 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed December 7, 2010, Commission File No. 1-16305)

4.3	Second Supplemental Indenture dated June 3, 2011 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 7, 2011, Commission File No. 1-16305)

4.4	Third Supplemental Indenture dated June 15, 2012 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 18, 2012, Commission File No. 1-16305)

4.5	Fourth Supplemental Indenture dated May 12, 2015 relating to Puget Energy’s 3.650% Senior Secured Notes due 2025 (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed May 15, 2015, Commission File No. 1-4393)

4.6	Fifth Supplemental Indenture dated May 19, 2020 relating to Puget Energy’s 4.100% Senior Secured Notes due 2030 (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed May 19, 2020, Commission File No. 1-4393)

4.7	Sixth Supplemental Indenture dated June 21, 2021 relating to Puget Energy’s 2.379% Senior Secured Notes due 2028 (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 14, 2021, Commission File No. 1-16305)

99.1	Underwriting Agreement, dated as of March 14, 2022, among Puget Energy, Inc., BofA Securities, Inc., Mizuho Securities USA LLC, and MUFG Securities Americas Inc., as representatives of the several underwriters party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

Dated: March 18, 2022	By:	/s/ Steve R. Secrist
	Name:	Steve R. Secrist
	Title:	Senior Vice President, General Counsel and Chief Ethics & Compliance Officer